SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 25, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of June 1, 1999,
              providing for the issuance of REMIC Home Equity Loan
                   Pass-Through Certificates, Series 1999-HE2)


                       GE Capital Mortgage Services, Inc.
             (Exact name of registrant as specified in its charter)


New Jersey                         33-5042                  21-0627285
------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (I.R.S. Employer
of incorporation)                   File Number)           Identification No.)


                             Three Executive Campus
                          Cherry Hill, New Jersey 08002
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.

On June 25, 1999, GE Capital Mortgage Services, Inc., ("GECMSI") offered to investors certain classes of its REMIC Home Equity Loan Pass-Through Certificates, Series 1999-HE2 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool (the "Mortgage Pool") of closed-end, fixed-rate, home equity loans (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated April 22, 1999 as supplemented by the Prospectus Supplement dated June 23, 1999.

The original principal balance of each class of the Certificates is as follows:


        Class A1                                           $77,000,000.00
        Class A2                                           $31,000,000.00
        Class A3                                           $53,000,000.00
        Class A4                                           $32,000,000.00
        Class A5                                           $13,847,000.00
        Class A6                                           $23,000,000.00
        Class R1                                                  $500.00
        Class R2                                                  $500.00
        Class M                                            $14,962,000.00
        Class B1                                            $6,801,000.00
        Class B2                                            $5,441,000.00
        Class B3                                            $4,081,000.00
        Class B4                                            $4,081,000.00
        Class B5                                            $6,801,350.23
                                                          ---------------
                                                  Total   $272,015,350.23
                                                          ---------------


(1) The Class S has an original Notional Principal Balance equal to $272,015,350.23

The initial Junior Percentage and Senior Percentage of the Certificates are approximately 15.50% and 84.50% respectively. The Bankruptcy Loss Amount, the Fraud Loss Amount and the Special Hazard Loss Amount, as of the initial issuance of the Certificates, are approximately $50,000, $5,440,307 and $2,720,154 respectively, representing approximately 0.02%, 2.00% and 1.00%, respectively, of the aggregate Principal Balances of the Mortgage Loans as of June 1, 1999 (the "Cut-off Date").

The Mortgage Loans accrue interest on a simple interest basis (the "Simple Interest Mortgage Loans") or a self-amortizing basis (the "Self-Amortizing Mortgage Loans"). Approximately 99.84% of the Mortgage Loans are Self-Amortizing Mortgage Loans, and approximately 0.16% of the Mortgage Loans are Simple Interest Mortgage Loans, in each case by Principal Balance as of the Cut-off Date.

     The Mortgage Rates borne by the Mortgage Loans range from approximately 6.75% to 14.49% per annum, and the weighted average of the Mortgage Rates as of the Cut-off Date for the Mortgage Loans is approximately 9.67% per annum. The original principal balances of the Mortgage Loans range from approximately $7,450.00 to $450,000.00 and, as of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $74,771 after application of payments made before the Cut-off Date. The month and year of the earliest origination date of any Mortgage Loan is April 1992, and the month and year of the latest scheduled maturity date of any such Mortgage Loan is June 2029. All of the Mortgage Loans have original terms to maturity of approximately 5 years to 30 years. The remaining months to stated maturity for the Mortgage Loans as of the Cut-off Date range from approximately 50 months to 360 months and the weighted average remaining months to stated maturity of the Mortgage Loans as of the Cut-off Date is approximately 247 months. Approximately 36.07% of the Mortgage Loans are Balloon Loans. The weighted average remaining term to stated maturity of the Balloon Loans is approximately 179 months. The Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination range from approximately 4.93% to 90.00%, and the weighted average of the Home Equity Loan-to-Value Ratios of the Mortgage Loans at origination is approximately 70.69%. The Second-Lien Combined Loan-to-Value Ratio of the second-lien Mortgage Loans at origination range from approximately 15.09% to 115.71%, and the weighted average of the Second-Lien Combined Loan-to-Value Ratios of such Mortgage Loans at origination is approximately 85.49%. No more than approximately 0.50% (by Principal Balance as of the Cut-off Date) of the Mortgage Loans will be secured by Mortgaged Properties located in any one postal zip code area.

     No more than approximately 1.00% (by Principal Balance as of the Cut-off
Date) of the Mortgage Loans have been originated under GECMSI's no income verification programs.

     Set forth below is a description of certain additional characteristics of the Mortgage Pool and the Mortgage Loans included therein (the sum of the balances may not equal 100% due to rounding) :


                         Cut-off Date Principal Balances

------------------------------------ -------------------------- --------------------------- ---------------------------------
         Range of Cut-off Date                 Number of                 Cut-off Date            Percentage of Cut-off Date
           Principal Balances                Mortgage Loans            Principal Balance      Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ---------------------------------
    $     00.00 -  10,000.00                       28                     $266,927.77                    0.10%
      10,000.01 -  20,000.00                      282                   $4,485,231.82                    1.65%
      20,000.01 -  30,000.00                      375                   $9,563,898.36                    3.52%
      30,000.01 -  40,000.00                      360                  $12,776,141.05                    4.70%
      40,000.01 -  50,000.00                      376                  $17,089,237.96                    6.28%
      50,000.01 -  60,000.00                      390                  $21,661,009.45                    7.96%
      60,000.01 -  75,000.00                      464                  $31,251,554.86                   11.49%
      75,000.01 - 100,000.00                      547                  $47,450,011.45                   17.44%
     100,000.01 - 150,000.00                      523                  $63,378,977.18                   23.30%
     150,000.01 - 200,000.00                      154                  $26,398,615.32                    9.70%
     200,000.01 - 250,000.00                       73                  $16,346,570.23                    6.01%
     250,000.01 - 300,000.00                       30                   $8,318,264.47                    3.06%
     300,000.01 - 350,000.00                       17                   $5,483,906.57                    2.02%
     350,000.01 - 400,000.00                       15                   $5,777,252.29                    2.12%
     400,000.01 and  Above                          4                   $1,767,751.45                    0.65%
                                     --------------------------------------------------------------------------------------
                              Total             3,638                 $272,015,350.23                  100.00%
                                     ======================================================================================


                                 Mortgage Rates

------------------------------------ -------------------------- --------------------------- -----------------------------------
                                               Number of                 Cut-off Date             Percentage of Cut-off Date
        Range of Mortgage Rates              Mortgage Loans            Principal Balance       Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- -----------------------------------
       0.000 -  7.500%                           15                     $1,485,612.76                    0.55%
       7.501 -  8.000                           218                    $18,421,278.90                    6.77%
       8.001 -  8.500                           342                    $27,691,707.96                   10.18%
       8.501 -  9.000                           544                    $48,328,773.39                   17.77%
       9.001 -  9.500                           466                    $39,032,208.20                   14.35%
       9.501 - 10.000                           640                    $51,641,167.05                   18.98%
      10.001 - 10.500                           380                    $27,660,654.89                   10.17%
      10.501 - 11.000                           380                    $26,355,921.25                    9.69%
      11.001 - 11.500                           235                    $13,095,658.14                    4.81%
      11.501 - 12.000                           208                     $9,415,220.36                    3.46%
      12.001 - 12.500                            76                     $4,109,117.67                    1.51%
      12.501 - 13.000                            70                     $2,839,870.37                    1.04%
      13.001 - 13.500                            40                     $1,395,653.49                    0.51%
      13.501 - 14.000                            21                       $479,013.68                    0.18%
      14.001 - 14.500                             3                        $63,492.12                    0.02%
                                     --------------------------------------------------------------------------------------
                              Total           3,638                   $272,015,350.23                  100.00%
                                     ======================================================================================


                 Geographic Distribution of Mortgaged Properties

---------------------------- --------------------- ---------------------- -------------------------------------------------------
                                     Number of            Cut-off Date          Percentage of Cut-off Date Aggregate
             State                Mortgage Loans           Principal                     Principal Balance
                                                            Balance
---------------------------- --------------------- ---------------------- -------------------------------------------------------
     Alabama                             56              $3,490,308.62                              1.28%
     Arizona                             10              $1,261,728.02                              0.46%
     Arkansas                            14              $1,234,822.27                              0.45%
     California                         146             $18,081,066.78                              6.65%
     Colorado                            73              $5,167,164.82                              1.90%
     Connecticut                         57              $5,906,197.06                              2.17%
     Delaware                            23              $1,493,470.44                              0.55%
     District of Columbia                34              $3,873,238.11                              1.42%
     Florida                            330             $20,874,788.81                              7.67%
     Georgia                            103              $7,319,613.56                              2.70%
     Idaho                                6                $400,594.88                              0.15%
     Illinois                           197             $16,794,443.55                              6.17%
     Indiana                            119              $6,095,311.64                              2.24%
     Iowa                                10                $616,190.87                              0.23%
     Kansas                               5                $342,616.68                              0.12%
     Kentucky                            51              $3,261,471.80                              1.20%
     Louisiana                           29              $1,501,460.66                              0.55%
     Maine                                1                $151,904.06                              0.06%
     Maryland                           176             $14,328,016.46                              5.27%
     Massachusetts                      125             $11,723,036.37                              4.31%
     Michigan                           120              $8,945,982.05                              3.29%
     Minnesota                            9                $489,043.29                              0.18%
     Mississippi                         23              $1,183,285.97                              0.44%
     Missouri                            49              $2,923,619.51                              1.07%
     Montana                              1                $261,559.33                              0.10%
     Nebraska                            43              $2,400,933.40                              0.88%
     Nevada                               8                $449,155.04                              0.17%
     New Hampshire                       19              $1,200,030.81                              0.44%
     New Jersey                         137             $12,440,320.63                              4.57%
     New Mexico                          11                $691,051.21                              0.25%
     New York                           317             $27,516,407.70                             10.11%
     North Carolina                     261             $18,349,958.79                              6.75%
     Ohio                               288             $17,009,303.21                              6.25%
     Oklahoma                            10                $984,733.03                              0.36%
     Oregon                              36              $4,044,169.38                              1.49%
     Pennsylvania                       201             $12,490,193.17                              4.59%
     Rhode Island                        28              $1,501,171.88                              0.55%
     South Carolina                     175             $10,887,275.15                              4.00%
     South Dakota                         5                $363,202.89                              0.13%
     Tennessee                          118              $7,397,982.64                              2.72%
     Texas                               13              $1,252,285.80                              0.46%
     Utah                                15              $1,185,010.31                              0.44%
     Vermont                             12                $812,649.76                              0.30%
     Virginia                            76              $5,228,847.80                              1.92%
     Washington                          56              $5,184,909.26                              1.91%
     West Virginia                       19              $1,411,541.04                              0.52%
     Wisconsin                           20              $1,300,909.56                              0.48%
     Wyoming                              3                $192,372.16                              0.07%
                             ----------------------------------------------------------------------------------------------
                      Total            3638            $749,528,657.123                           100.00%
                             ==============================================================================================


                           Priority of Mortgage Loans

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                               Number of                 Cut-off Date              Percentage of Cut-off Date
                Priority                     Mortgage Loans            Principal Balance        Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
     First-priority                           2,718                   $238,087,358.56                   87.53%
     Second-priority                            920                    $33,927,991.67                   12.47%
                                     --------------------------------------------------------------------------------------
                              Total           3,638                   $272,015,350.23                  100.00%
                                     ======================================================================================


                               Year of Origination

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                               Number of                 Cut-off Date              Percentage of Cut-off Date
          Year of Origination                Mortgage Loans            Principal Balance        Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
     1999                                     3,303                  $247,259,059.42                    90.90%
     1998                                       324                   $23,825,286.98                     8.76%
     1997                                        10                      $656,603.83                     0.24%
     1992                                         1                      $274,400.00                     0.10%
                                     --------------------------------------------------------------------------------------
                              Total           3,638                  $272,015,350.23                   100.01%
                                     ======================================================================================


           Months Remaining to Stated Maturity as of the Cut-off Date

-------------------------------------- -------------------------- -------------------------- -----------------------------------

      Number of Months Remaining to             Number of                 Cut-off Date            Percentage of Cut-off Date
           Stated Maturity                    Mortgage Loans           Principal Balance       Aggregate Principal Balance
-------------------------------------- -------------------------- -------------------------- -----------------------------------
      36 - 59                                       9                       $232,735.88                   0.09%
      60 - 83                                      11                       $322,169.60                   0.12%
      84 - 107                                      1                        $15,626.58                   0.01%
     108 - 129                                    160                     $5,250,696.03                   1.93%
     130 - 155                                      5                       $203,082.98                   0.07%
     156 - 179                                  1,368                    $98,249,406.87                  36.12%
     180 - 239                                    985                    $67,027,456.42                  24.64%
     240 & Above                                1,099                   $100,714,175.87                  37.02%
                                       ------------------------------------------------------------------------------------
                                Total           3,638                   $272,015,350.23                 100.00%
                                       ====================================================================================


                        Types of Mortgaged Properties (1)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                               Number of                 Cut-off Date              Percentage of Cut-off Date
             Property Type                   Mortgage Loans            Principal Balance        Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
     Single-family detached                     3,105                 $234,972,048.17                    86.38%
     Single-family attached                       201                  $13,423,886.13                     4.93%
     2 - 4 family                                 146                  $12,710,336.78                     4.67%
     Condo                                         63                   $4,108,294.55                     1.51%
     Manufactured housing                         123                   $6,800,784.60                     2.50%
                                     --------------------------------------------------------------------------------------
                              Total             3,638                 $272,015,350.23                   100.00%
                                     ======================================================================================


                      Use of Mortgaged Properties (1)(2)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                               Number of                 Cut-off Date              Percentage of Cut-off Date
                  Use                        Mortgage Loans            Principal Balance        Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
     Primary residence                          3,445                 $257,857,210.59                       94.80%
     Non-primary residence(2)                     193                  $14,158,139.64                        5.20%
                                     --------------------------------------------------------------------------------------
                              Total             3,638                 $272,015,350.23                      100.00%
                                     ======================================================================================

(1) Based on information supplied by the Mortgagor in the loan application.
(2) The Company believes that the majority of the non-primary residences are investment properties.


                                   Second-Lien
                      Combined Loan-to-Value Ratio (1) (2)
                        (for Second-Lien Mortgage Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------
           Range of Combined               Number of Mortgage            Cut-off Date           Percentage of Cut-off Date
          Loan-to-Value Ratios        Loans in a Second-Lien           Principal Balance     Aggregate Principal Balance in a
                                             Position                                              Second-Lien Position
------------------------------------ -------------------------- --------------------------- ------------------------------------
      10.01 - 20.00                                 9                     $273,590.01                        0.81%
      20.01 - 30.00                                 5                     $254,458.08                        0.75%
      30.01 - 40.00                                10                     $322,672.08                        0.95%
      40.01 - 50.00                                16                     $741,839.84                        2.19%
      50.01 - 60.00                                24                   $1,354,754.16                        3.99%
      60.01 - 70.00                                51                   $1,442,348.17                        4.25%
      70.01 - 75.00                                42                   $2,276,042.48                        6.71%
      75.01 - 80.00                               113                   $5,078,788.29                       14.97%
      80.01 - 85.00                                96                   $3,189,870.82                        9.40%
      85.01 - 90.00                                69                   $3,044,520.19                        8.97%
     90.01 and Above                              485                  $15,949,107.55                       47.01%
                                     --------------------------------------------------------------------------------------
                              Total               920                  $33,927,991.67                      100.01%
                                     ======================================================================================

(1) The "Second-Lien Combined Loan-to-Value Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the sum of the original principal balance of such Mortgage Loan and the then current principal balance of the related first-lien mortgage loan, bears to the appraised value of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Second-Lien Combined Loan-to-Value Ratio for second-lien Mortgage Loans is approximately 85.49%.


                     Home Equity Loan-to-Value Ratio (1) (2)

------------------------------------ -------------------------- --------------------------- ------------------------------------
          Range of Home Equity             Number of Mortgage            Cut-off Date
          Loan-to-Value Ratios                 Loans                   Principal Balance        Percentage of Cut-off Date
                                                                                                Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
       0.00 - 10.00%                               72                   $2,102,792.11                        0.77%
      10.01 - 20.00                               510                  $14,604,491.75                        5.37%
      20.01 - 30.00                               269                  $12,014,189.75                        4.42%
      30.01 - 40.00                               137                   $7,245,009.09                        2.66%
      40.01 - 50.00                               142                   $8,733,202.92                        3.21%
      50.01 - 60.00                               154                  $11,025,885.99                        4.05%
      60.01 - 70.00                               275                  $22,683,404.74                        8.34%
      70.01 - 75.00                               330                  $28,325,073.74                       10.41%
      75.01 - 80.00                               902                  $82,545,246.15                       30.36%
      80.01 - 85.00                               395                  $34,666,335.72                       12.74%
      85.01 - 90.00                               452                  $48,069,718.27                       17.67%
                                     --------------------------------------------------------------------------------------
                              Total             3,638                 $272,015,350.23                      100.00%
                                     ======================================================================================

(1) The "Home Equity Loan-to-Value Ratio" of a Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the appraised value (or, with respect to approximately 13.36% of the Mortgage Loans, the lesser of (i) the appraised value or (ii) the selling price) of the related Mortgaged Property at the time such Mortgage Loan was originated (or if the proceeds of such Mortgage Loan were used to refinance an existing mortgage, the appraised value based on a recent appraisal).

(2) The weighted average of the Home Equity Loan-to-Value Ratios for the Mortgage Loans is approximately 70.69%. The weighted average of the Home Equity Loan-to-Value Ratios for the first-lien Mortgage Loans and the second-lien Mortgage Loans is approximately 77.34% and 23.96%, respectively.


                         Home Equity Loan Ratio (1) (2)
                        (for second-lien Mortgage Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                                                                                   Percentage of Cut-off Date
                                               Number of                                      Aggregate Principal Balance of
             Range of Home                Mortgage Loans in a            Cut-off Date         Mortgage Loans in a Second-Lien
           Equity Loan Ratios          Second-Lien Position            Principal Balance                 Position
------------------------------------ -------------------------- --------------------------- ------------------------------------
          0 - 10.00%                               29                     $699,410.74                        2.06%
      10.01 - 20.00                               411                  $11,323,920.32                       33.40%
      20.01 - 30.00                               273                  $10,467,981.76                       30.85%
      30.01 - 40.00                               107                   $5,395,032.14                       15.90%
      40.01 - 50.00                                45                   $2,860,884.43                        8.43%
      50.01 - 60.00                                28                   $1,595,179.36                        4.70%
      60.01 - 70.00                                 8                     $271,702.51                        0.80%
      70.01 - 75.00                                 1                      $70,333.79                        0.21%
      75.01 - 80.00                                                        $82,474.10                        0.24%
                                                    2
      80.01 - 85.01                                 2                     $135,988.98                        0.40%
      85.01 - 85.00                                 3                     $319,663.72                        0.94%
      90.01 - above                                11                      705,419.82                        2.08%
                                     ===========================================================================================
                             Total:               920                  $33,927,991.67                      100.00%
                                     ===========================================================================================

(1) The "Home Equity Loan Ratio" of a second-lien Mortgage Loan is the ratio (expressed as a percentage) that the original principal balance of such Mortgage Loan bears to the total of the original principal balance of such Mortgage Loan plus the outstanding amount of the related first-lien Mortgage Loan at the time such Mortgage Loan was originated.

(2) The weighted average of the Home Equity Loan Ratios of the second-lien Mortgage Loans is approximately 29.31%.


                                    Loan Type

------------------------------------ -------------------------- --------------------------- ------------------------------------
                                               Number of                 Cut-off Date              Percentage of Cut-off Date
                  Type                       Mortgage Loans            Principal Balance        Aggregate Principal Balance
------------------------------------ -------------------------- --------------------------- ------------------------------------
     Fully amortizing                           1,003                  $98,127,875.23                        36.07%
     Balloon                                    2,635                 $173,887,475.00                        63.93%
                                     --------------------------------------------------------------------------------------
                              Total             3,638                 $272,015,350.23                       100.00%
                                     ======================================================================================


           Months Remaining to Stated Maturity as of the Cut-off Date
                               (for Balloon Loans)

------------------------------------ -------------------------- --------------------------- ------------------------------------
     Number of Months Remaining to
Stated Maturity as of Cut-off Date             Number of                                           Percentage of Cut-off Date
                                            Balloon Mortgage             Cut-off Date         Aggregate Principal Balance of
                                               Loans                   Principal Balance               Balloon Loans
------------------------------------ -------------------------- --------------------------- ------------------------------------
     156 - 179                                    700                  $67,246,889.56                       68.53%
     180 - 239                                    303                  $30,880,985.67                       31.47%
                                     --------------------------------------------------------------------------------------
                              Total              1003                  $98,127,875.23                      100.00%
                                     ======================================================================================


ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS


1.1 The Underwriting Agreement for the Series 1999-HE2 Certificates dated September 24, 1996, as modified and supplemented by the related terms agreement dated June 23, 1999, between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and Lehman Brothers Inc.

4.1 The Pooling and Servicing Agreement for the Series 1999-HE2 Certificates dated as of June 1, 1999 between GE Capital Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.




                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of June 25, 1999

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        GE Capital Mortgage Services, Inc.




                                        By:  /s/ Syed W. Ali
                                             -----------------------------
                                        Name:    Syed W. Ali
                                        Title:   Vice President



Dated as of June 25, 1999

                                  EXHIBIT INDEX


The exhibits are being filed herewith:


EXHIBIT NO.                       DESCRIPTION                         PAGE
-----------                       -----------                         ----

      1.1 The Underwriting Agreement dated September 24, 1996, as modified and supplemented by the related terms agreement dated June 23, 1999 between GE Capital Mortgage Services, Inc., and Prudential Securities Incorporated and Lehman Brothers Inc.

      4.1 The Pooling and Servicing Agreement for the Series 1999-HE2 Certificates dated as of June 1, 1999 between GE Capital Mortgage Services, Inc., as seller and servicer, and The First National Bank of Chicago, as trustee.